Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
EQUITY
14.	EQUITY

Private Placement

On May 19, 2023, the Company entered into a Share Subscription Agreement with a certain non-U.S. person, Anji Zerun Private Equity Investment Partnership (Limited Partnership) (“Anji”) pursuant to which the Company agreed to sell to Anji, and Anji agreed to purchase from the Company, in a private placement 2,173,657 Class A ordinary shares, par value $0.0001 per share, of the Company, at the total consideration of $21,736. The excess of par value per share of the consideration was accounted for as additional paid-in capital of $21,736.

Follow-on Offering

On October 26, 2023, the Company entered into certain securities purchase agreements with certain institutional investors (“Institutional Investors”) for a follow-on offering (the “Follow-on Offering”) of $21 million of Class A Ordinary Shares, par value $0.0001 per share (the “Ordinary Shares”) at a price of $8.18 per share (the “Purchase Price”). Pursuant to the Purchase Agreement, the Company issued a total of 2,567,238 Ordinary Shares to the Institutional Investors.

Shares Repurchase

On May 17, 2023, SunCar entered into share repurchase agreement with Goldenbridge. Pursuant to the agreement, Goldenbridge’s initial shareholders shall transfer certain ordinary shares to SunCar, depending on the cash retained by Goldenbridge upon the closing of the Business Combination. Since Goldenbridge retained no more than $30,000 in cash immediately after the closing, the Company repurchased 200,000 ordinary shares at a price of $10.00 per share as treasury stock, for an aggregate purchase price of $2,000.

Issuance of ordinary shares, net of offering cost

On February 5, 2025, the Group entered into an underwriting agreement with BTIG, LLC as the representative of the underwriters named therein, to issue and sell 7,142,858 Class A ordinary shares for total expected gross proceeds of approximately $50 million before underwriting discounts and commissions and offering expenses. The issuance was completed on February 7, 2025. The proceeds from issuance of ordinary shares, net of offering costs, amounted to approximately $41.6 million.

Shares Repurchase from public market

On February 7, 2025, the Company announced that its board of directors has authorized a share repurchase program (the “Share Repurchase Program”) to buy back up to $30 million of its outstanding Class A ordinary shares.

The following table sets forth repurchase activity under the Share Repurchase Program from inception through December 31, 2025:

	Total number of Class A Ordinary shares purchased	Average price paid per Class A Ordinary share
Periods
February 2025:
Open market purchases	1,644,809	$4.99
March 2025:
Open market purchases	1,160,258	$4.80
April 2025:
Open market purchases	586,036	$3.17
May 2025:
Open market purchases	47,454	$2.74
	3,438,557

Share transfer

For the year ended December 31, 2024 and 2025, 2,969,000 and 620,000 of Class B ordinary shares have been transferred to Class A ordinary shares, respectively.